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                                                    [Graybar logo]

                               P. O. Box 7231
                          St. Louis, Missouri 63105
THOMAS F. DOWD

  Vice President, Secretary and General Counsel

  Phone   314-573-9200
  Direct  314-573-9221
  Fax     314-573-9445


                                         April 28, 2005




Securities and Exchange Commission
Division of Corporation Finance
Washington, DC  20549

               RE:  Graybar Electric Company, Inc.
                    Definitive Schedule 14C

Dear Sirs:

On behalf of Graybar Electric Company, Inc., a New York Corporation (the "Company"), I submit for filing with the Securities and Exchange Commission pursuant to Rule 14c-5(b) under the Securities Exchange Act of 1934, the Company's Definitive Information Statement, in the form in which such material will be furnished to the shareholders of the Company on or about May 9, 2005.


                                     Very truly yours,




                                     T. F. Dowd, Secretary
                                     Graybar Electric Company, Inc.
                                     34 North Meramec Avenue
                                     Clayton, Missouri 63105
                                     (314) 573-9221


            34 NORTH MERAMEC AVENUE, CLAYTON, MISSOURI 63105-3882
                               www.graybar.com